Sandler O’Neill + Partners New York City February 8, 2011 Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com * * * * * * Exhibit 99.1

Safe Harbor
(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."
In the course of our presentation, we may discuss matters that are deemed to be forward-
looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 (the “Reform
Act”)
(1)
. Forward-looking statements, including those relating to our position and strategy as a result of our recapitalization transactions discussed herein, involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control and actual results may differ from management’s view and our projected financial results. For example, our strategy of acquiring troubled institutions in FDIC-assisted transactions is subject to the risk that we remain not qualified to bid or are otherwise prohibited by regulators from bidding. We assume no obligation to update any forward-looking statements
(including any projections) to reflect any changes or events occurring after the date hereof.
Additional information about risks of Sterling achieving results suggested by any forward-
looking statements may be found in Sterling’s 10-K, 10-Q and other SEC filings, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations.”
This presentation contains certain Non-GAAP financial measures. Reconciliations to the comparable GAAP measures are set forth on page 20.

Based in Spokane, Wash.,
STSA is one of the largest
commercial banks, by assets,
headquartered in the Pacific
Northwest
(1)
$6.9 billion of deposits with an
average cost of 1.13%
More than 25,000 commercial
accounts and nearly 200,000
retail accounts
J.D. Power and Associates
award winner for customer
service
(2)
178 branches in 5 states
Source: SNL Financial, Company filings
Note: Financial data as of Dec. 31, 2010.
(1) Pacific Northwest defined as Idaho, Oregon, and Washington.
(2) J.D. Power and Associates 2010 Retail Banking Satisfaction Study.
(3) Deposit market share data as of 6/30/2010.
MONTANA
IDAHO
OREGON
WASHINGTON
San Jose
San
Francisco
Stockton
Sacramento
Santa
Rosa
Eugene
Salem
Portland
Seattle
Spokane
Walla
Great Falls
Helena
Billings
Boise
Major cities
Sterling branches
Key Statistics as of 12/31/2010
(billions)
Total assets: $9.5
Total deposits 6.9
Net Loans 5.4
Deposit Market Share
(3)
State Branches Rank Market Share
Washington 72 7 3.20%
Oregon 67 7 3.58%
California 13 46 0.14%
Idaho 18 11 2.57%
Montana 8 14 1.21%
Sterling Franchise at a Glance

2010 Achievements
Successful $730 million capital infusion (August 2010)
Anchors Warburg Pincus and Thomas H. Lee Partners, plus additional PIPE investors
U.S. Treasury preferred stock ($303 million) converted to common
Fortified management and board leadership driving future success
Les Biller, chairman; anchor investors hold board seats
Recent appointments (Howard Behar, Webb Edwards and Pat Rusnak) pending regulatory approval
Cease and desist order lifted by regulators (September 2010);
replaced with an MOU
Merger of Golf Savings Bank into Sterling Savings Bank
Further reductions in high-risk assets and NPLs
Core earnings power (current EPS generation masked by NPL drag)

Highlights
Reported Q4 net loss
(1)
of $38 million, or $10 million lower than Q3
Experienced a declining provision for credit losses of $30 million, compared to $61 million in Q3 and $340 million in Q4 2009
NPLs of $655 million were down from $809 million in Q3,
a decline of 19%
Reduced construction loan exposure
Down $990 million, or 65%, since Dec. 31, 2009
Quality deposit metrics continue to drive down cost of funds
Deposit costs decreased 14bps in Q4 and 63bps during 2010
Stabilizing mix: Reduced brokered deposits; improved funding costs
Adjusted pre-tax, pre-provision earnings of $43 million
(1) Excludes a one-time, non-cash charge for the conversion of preferred stock to common stock. The Q4 net loss attributable to common shareholders was $642.7 million or
$12.79 per common diluted share.

(in millions)	For the quarter ended 3/31/2010	6/30/2010	9/30/2010	12/31/2010
Asset Quality				
Total NPAs[(1)]	$ 1,075	$ 1,033	$ 979	$ 838
Classified loans	$ 1,512	$ 1,251	$ 1,165	$ 938
NPAs / assets	10.2%	10.6%	9.8%	8.8%
ALLLs / NPLs	30.7	30.0	30.7	37.7
Total credit allowance / total loans	4.4	4.3	4.4	4.6
Net charge-offs (NCOs)	$ 137	$ 102	$ 77	$ 31
NCOs / avg. loans	6.9%	5.5%	4.5%	2.0%
Balance Sheet				
Total assets	$10,555	$9,738	$10,030	$9,493
Total loans	$7,194	$6,598	$6,229	$5,848
Total construction loans	1,283	959	720	526
Securities	1,986	1,956	2,723	2,838
Core deposits[(2)]	6,902	6,780	6,592	6,662
Gross loans/total deposits	92%	89%	86%	81%
Capital	245	193	845	771
TCE/TA	nm	nm	8.3%	8.0%
Tier 1 leverage	2.6%	2.0%	10.5%	10.1%
Operating Highlights				
Operating (loss) before taxes	($84.3)	($53.8)	($48.0)	($38.1)
Loan loss provision expense	88.6	70.8	60.9	30.0
Adj. pre-tax, pre-provision income[(3)]	38.9	54.9	40.6	42.7
FTE net interest margin	2.86%	2.88%	2.77%	2.80%
Adj. FTE net interest margin[(4)]	3.74	3.68	3.47	3.43

(1) Net of cumulative confirmed losses on loans and OREO of $516.3 million for Dec. 31, 2010, $588.4 million for Sept. 30, 2010, $592.8 million for June 30, 2010, and $626.3 million for March 31, 2010.
(2) Core deposits defined as total deposits less brokered CDs.
(3) Adjusted for provision for credit losses, interest reversal on non-performing loans, OREO-related expenses and charge on prepayment of debt.
(4) Adjusted FTE NIM includes interest reversal on non-performing loans.

2010 Financial / Operating Highlights 6

Sterling’s Formula for Success

Cost-
effective
Funding
Improved
Asset
Quality
High Quality,
Relationship
Based Asset
Generation
Expense
Control
Profitable
Growth
Focus on Customers
Deliver value to customers through fair pricing and competitive products and services
Intelligent market segmentation
Increased emphasis on sales and business development
Simplify the Business - Back to Basics banking drives growth
Strategic Expansion
Expand in key markets and segments
Opportunistic hiring – e.g. commercial bankers and home loan officers
Manage to potential regulatory changes

Deposit balances

(in thousands)	12/31/2009	12/31/2010	Annual % change
Retail deposits	$5,879,034	$5,865,954	0%
Brokered deposits	1,079,997	249,029	-77%
Public funds	$ 816,159	796,024	-2%
Total deposits	$7,775,190	6,911,007	-11%

			Basis Point Change
Depost funding costs	1.76%	1.13%	-0.63%
Net loans to deposits	94%	78%	

Reducing avg. cost of deposits (%) (1)

4Q 2010 Y-o-Y Improvement (63 bps)
STSA
Peer Avg
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.71% 3.76% 3.72% 3.65% 3.28% 2.89% 2.80% 2.70% 2.35% 2.08% 1.97% 1.76% 1.45% 1.36% 1.27% 1.13%
2.50% 2.57% 2.64% 2.50% 2.17% 1.76% 1.69% 1.68% 1.46% 1.33% 1.20% 1.07% 0.87% 0.88% 0.69%
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10

Deposit categories

Balance of $6,911 million as of Dec. 31, 2010

(in millions)
Interest-bearing transaction, $497 / 7%
Non-interest bearing transaction $992 / 14%
Savings and money market demand, $1,887 / 27%
Time deposits-brokered, $249 / 4%
Time deposits-retail, $3,286 / 48%

- Overall improvement in deposit mix leading to lower cost of deposits
- Decreased brokered deposits by $831 million since year-end 2009 to $249 million

Source: SNL Financial, company filings and J.D. Power and Associates 2010 Retail Banking Satisfaction Study.

(1) Peers include: BANR, CATY, CYN, CVBF, FGBCI, held-for-sale PCBC, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.

Deposit Composition 8

Oustanding balance of $5.6 billion as of Dec. 31, 2010 [(1)]

(in millions)
Consumer, $744 / 13%
Residential RE, $758 / 13%
Construction - Multi-family, $91 / 2%
Construction - Commercial, $278 / 5%
Multi-family RE, $517 / 9%
Construction - Residential, $157 / 3%
C&I, $502 / 9%
CRE, NOO, $1,315 / 23%
CRE, OO, $1,268 / 23%

Outstanding balance of $5.6 billion as of Dec. 31, 2010 [(1)]

(in millions)
Other, $104 / 2%
Northern California, $1,014 / 18%
Southern California, $205 / 4%
Oregon, $1,420 / 25%
Idaho, $360 / 6%
Arizona, $240 / 4%
Montana, $107 / 2%
Washington, $2,180 / 39%

Source: Company filings.
(1) Net of $319.8 million in FAS 114 writedowns.

Loan Portfolio Summary
Reducing Construction and Focusing on Relationship-Based Lending
Gross loans decreased by $288 million during Q4 2010 and by $2.1 billion since Q4 2009 – reductions of 5% and 27%, respectively
Loan mix by geography
Loan mix by category

Commercial,
$167 / 50%
Multi-family,
$62 / 19%
Residential -
vertical
$48 / 14%
Lots,
$23 / 7%
Raw land
$18 / 5%
A&D
$18 / 5%
Outstanding balance of $336 million as of Dec. 31, 2010
(in millions)
Construction  Loan Exposure Decreasing
Construction loans of $526 million (9% of total
loans) as of 12/31/2010
Construction non-performing loans of $336
million (51% of total NPLs) as of 12/31/2010
Aggressively shrinking construction portfolio
Currently 9% of total loans vs. 32% in 4Q 2007
Construction balances have decreased $2.4 billion,
or 82% vs. 4Q 2007
Residential construction concentration reduced to
3% at Q4 2010 from 9% at Q4 2009
Non-performing construction loans
Total construction loans

Commercial,
$278 / 53%
Multi-family,
$91 / 17%
Residential -
vertical,
$72 / 14%
Lots,
$40 / 8%
Raw land,
$23 / 4%
A&D,
$22 / 4%
Outstanding balance of $526 million as of Dec. 31, 2010
(in millions)
$158.3
$533.7
$551.9
$639.6
$618.5
$540.4
$458.6
$335.7
$-
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Non-performing construction loans
(in millions)

Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
32% Decrease YTD
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Classified Assets
Non-performing Assets
Non-performing Loans

Improving Trend in Classified and Non-Performing Assets 11

Non-performing Loan (NPL) Flow Analysis

Year-to-date
(in millions) 3/31/2010 6/30/2010 9/30/2010 12/31/2010 12/31/2010
NPLs beginning-of-period $895.9 $958.8 $884.2 $809.0 $895.9
Additions/increases 327.3           263.5           171.6           62.5              824.9
Return to accruing status (28.7)            (45.2)            (16.6)            (11.1)            (101.6)
Charge-offs (136.5)          (101.8)          (77.1)            (31.4)            (346.8)
Transfer to OREO (51.0)            (83.1)            (74.3)            (58.6)            (267.0)
Payments/sales (48.2)            (108.0)          (78.8)            (115.8)          (350.8)
NPLs end of period $958.8 $884.2 $809.0 $654.6 $654.6
% decline since beginning of year 27%
For the quarter ended

Summary
Executing on our strategic plan
Strong regional franchise with critical mass
Valuable, core-deposit franchise drives earnings power
Continued improvement in asset quality metrics
High-quality, relationship-driven asset generation
Ongoing expense management
Capitalization
Exceeds regulatory levels required for “well-capitalized” status
Additional capital in place for opportunistic growth
Strengthened corporate governance
Earnings power continues to progress
Strong core earnings power masked by current NPL drag
Focused on increasing pre-tax, pre-provision earnings
Expected upon realization of Deferred Tax Asset of $359 million

Appendix 14 * * * * * * *

Capital Compared to Peers

Source: SNL Financial and company filings. Sterling financial data as of Dec. 31, 2010. Peer group data as of most recent quarter available.
(1) Peers include all U.S. depository institutions with $7 billion - $25 billion in assets.
12/31/2010 Peer median
(1)
TCE/TA 8.0% 7.5%
Tier 1 leverage: 10.1% 8.9%
Tier 1 risk-based capital 16.2% 13.3%
Total risk-based capital 17.5% 15.3%
NPA/Tier 1 Capital + ALLL 67.2% n/a

$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Billions
3/31/2010
6/30/2010
9/30/2010
12/31/2010
CMO
10- & 15-yr MBS
20-yr MBS
30-yr MBS

MBS,  $2,089,
74%
Muni bonds, $199,
7%
Corp,  $21, 1%
Tax credit,  $13,
0%
Other,  $1, 0%
Non-agency,  $48,
2%
Ginnie Mae,
$234, 8%
Freddie Mac,
$58, 2%
Fannie Mae,
$171, 6%
$2.8 billion total portfolio
(in millions)
High Quality, Low Risk Investment Portfolio
Strategy remains to reduce exposure to 30-yr MBS
and replace with 10- and 15-year MBS with good
cash flows to fund loan growth
74% FNMA, FHLMC and GNMA pass-throughs
Rise in average life and duration in Q4 attributable
to higher market interest rates and reduction in
balances of short CMO balances
Source: Company filings.
(1) Durations and average life measures are base case, under current market rates.
(2) Yields are quarter-ending yields.
Investment Portfolio Weighted Avg. Life and Effective Duration
3.21%
overall
portfolio
yield
(2)
MBS Composition

4.36
4.12
3.46
4.96
3.52
3.41
2.64
3.64
0
1
2
3
4
5
6
3/31/2010 6/30/2010 9/30/2010 12/31/2010
WA Life-Base case Eff Dur - Base case
Yield
(2)
4.58%              4.18%               3.58%       3.12%
$1.60B
$1.49B
$2.28B
$2.60B

Commercial/multi-family construction mix by property type

Oustanding balance of $369 million at Dec. 31, 2010

(in millions)
$120
$100
$80
$60
$40
$20
$-
$91
$90
$72
$32
$24
$24
$19
$17
Multi-family
Office, commercial
Retail, strip centers
Hotels & motels
Industrial warehouse
Other
Retail, stand-alone
A&D commercial

Residential construction mix by property type

Outstanding balance of $157 million at Dec. 31, 2010

(in millions)
A&D, $20 million / 13%
Raw land, $23 million / 15%
Vertical, $74 million / 47%
Lot, $39 million / 25%

Source: Company filings.
Loan Portfolio – Construction Summary
Construction (residential, commercial and multi-family) totals $526 million as of
12/31/2010
Decreased by $194 million during Q4 2010, a 27% decline
Concentration reduced to 9% of gross loan portfolio as of 12/31/2010, down from 20%
as of 12/31/2009
Non-performing construction assets represent 53% of all non-performing assets as of
12/31/2010
Over 90% of commercial construction portfolio re-appraised over the last 12 months

CRE NOO loan mix by property type

Outstanding balance of $1,832 million at Dec. 31, 2010
(in millions)
$600
$500
$400
$300
$200
$100
$0
$517
$373
$223
$222
$222
$153
$122
Multi-Family
Office & Commercial
Industrial Warehouse
Retail, Stand-Alone
Other
Hotels & Motels
Retail, Strip Centers

CRE NOO loan mix by geography

Outstanding balance of $1,832 million at Dec. 31, 2010
(in millions)
N. California $514 / 28%
S. California $86 / 5%
Idaho $92 / 5%
Arizona $122 / 7%
Montana $29 / 1%
Other $60 / 3%
Washington $580 / 32%
Oregon $349 / 19%

Loan Portfolio – CRE Non-Owner Occupied
Includes Multi-family
Non-owner-occupied commercial real estate, including multi-family portfolio totals $1.8 billion as of 12/31/2010
Decreased by $89 million, or 5% year over year
Concentration is 33% of gross loans as of 12/31/2010, up from 25% at
12/31/2009
8% of non-owner occupied CRE loans were non-performing as of 12/31/2010
Source: Company filings.

CRE OO loan mix by property type

Outstanding balance of $1,268 million at Dec. 31, 2010
(in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$349
$249
$234
$81
$76
$76
$68
$49
$35
$34
$17
Industrial Warehouse
Office, Commercial
Retail, Stand-Alone
Hotels & Motels
Specific Use Properties
Other
Office, Medical
Agriculture
Land
Single Family Residence
Care Facilities

Source: Company filings.

CRE OO loan mix by geography

Outstanding balance of $1,268 million at Dec. 31, 2010
(in millions)
N. California, $339 / 26%
Oregon, $291 / 23%
S. California $30 / 2%
Arizona, $89 / 7%
Idaho, $72 / 6%
Montana, $15 / 1%
Other, $8 / 1%
Washington, $424 / 34%

Loan Portfolio – CRE Owner-Occupied
Includes SBA
Owner-occupied commercial real estate totals $1.27 billion as of 12/31/2010
Decreased by $212 million year over year, a 14% decline
Concentration was 23% of gross loans at 12/31/2010
6% of owner-occupied CRE loans were non-performing at 12/31/2010
SBA loans are $112 million, or 9% of total owner-occupied CRE loans at 12/31/2010

Adjusted Pre-Tax, Pre-Provision Income

(1) Management believes that this presentation of non-GAAP results provides useful information to investors regarding the effects of the credit cycle on the Company’s reported results of operations.
(in thousands, unaudited) Year-to-Date
Mar 31, June 30, Sept 30, Dec 31, Dec 31,
2010 2010 2010 2010 2010
Loss before income taxes (84,346) $         (53,773) $         (48,022) $       (38,141) $       (224,282) $
Provision for credit losses 88,556 70,781 60,892           30,000           250,229
OREO 10,923 17,206 10,456           23,993           62,578
Interest reversal on non-performing loans 23,721 20,711 17,302           15,527           77,261
Charge on prepayment of debt 0                         0                         0                       11,296           11,296
Total
(1)
38,854 $           54,925 $           40,628 $        42,675 $        177,082 $
Three Months Ended

Sandler O’Neill + Partners
New York City
February 8, 2010
Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
Investor Contacts
Daniel G. Byrne David Brukardt
EVP/Corporate Development EVP/Investor and Corporate Relations
(509) 458-3711 (509) 863-5423
Media Contact
Cara Coon
VP/Communications and Public Affairs Director
(509) 626-5348